united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

(AMENDED N-CSR FILING TO CORRECT THE SEGREGATED CASH AT BROKER LINE ITEM ON THE STATEMENT OF ASSETS AND LIABILITIES)

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH  45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/21

Item 1. Reports to Stockholders.

June 30, 2021

The Altegris Mutual Funds

A SERIES OF NORTHERN LIGHTS FUND TRUST

Annual Report

Altegris Futures Evolution Strategy Fund

Advised by:

Altegris Advisors, LLC

1200 Prospect, Suite 400

La Jolla, CA 92037

877.524.9441 | WWW.ALTEGRIS.COM

Letter to Shareholders

Annual Report

for Altegris Mutual Funds

Altegris Futures Evolution Strategy Fund

Dear Investor:

Since the Fund’s inception in 2011, the overarching goal of the Altegris Futures Evolution Strategy Fund (EVO) has been to provide investors with access to what we believe are the leading investment managers in both managed futures and active fixed income. Since then, we have strived to maintain upper quartile performance in the managed futures category while staying consistent with our manager selections and allocations. Until 2020, the combination of the slower trading systems managed by Winton Capital with the faster reacting models of ISAM have generally provided the Fund with the right combinations of futures market exposure relative to peers. 2020’s underperformance was very disappointing and not consistent with Evo’s historical portfolio return objectives and diversification benefits. ISAM’s faster reacting and ultra-diversified models resulted in a net positive contribution to the Fund, while Winton Capital and the Diversified Macro Strategy (“Winton DMS”) was the material detractor for the Fund in 2020.

After extensive portfolio, strategy, manager, and implementation reviews, we have taken the following portfolio measures within the last year that we believe will further evolve and improve our strategy toward being well positioned for the market environments of the future. As astute market participants, we believe that financial markets have shifted in micro-structure due to persistent global monetary policy initiatives, which support more periodic instances of shorter and sharper bouts of volatility. With the acceptance of this change in character across global financial markets, we believe that the Fund will be in a better position to capture trends and trend reversals on a more dynamic basis. Further, in accordance with our goal to of generating an incremental 100-200 basis points from the collateral of our strategy, we have streamlined the implementation of our fixed income allocations to utilize DoubleLine mutual funds versus separately managed accounts. We believe this improvement in implementation will allow the Fund to meet its mandate with improved diversification and incremental cost benefits.

The actions taken forth over the last year are as follows: 1) Increased ISAM’s target allocation to 25% (from 21%), as we believe that ISAM’s faster trend program and its greater focus on commodities and less-traded markets may benefit the Fund and continue to offer a diversification from the Winton exposure. 2) Reduced Winton’s allocation to 75% (from 79%). We also adjusted Winton’s allocation to include the Winton Trend Strategy (“Winton Trend”), alongside the incumbent Winton DMS strategy. With this change, 30% of the 75% Winton allocation (or in other words, 22.5% of the Fund’s allocation) will be comprised of Winton Trend. We believe Winton Trend harnesses the ability to improve and modestly shorten the Fund’s aggregate time-frame for position changes resulting in a more dynamic, faster-reacting strategy. 3) Increased our fixed income strategy weighting to 100% DoubleLine Low Duration. We believe this allocation change is best suited for a post-COVID fixed income environment where interest rate risk and credit risk remains high.

As a result of the prudent actions taken over the last year, the Fund’s allocations as of June 30, 2021 were 25%, 52.5%, and 22.5% to ISAM, Winton DMS, and Winton Trend, respectively. Within the fixed income portfolio, allocations resulted in 100% DoubleLine Low Duration.

Market Summary

Most global equity indices gained in the back half of 2020 and early part of 2021 as the continued pick-up in mobility post-vaccine helped push the recovery forward. During the recent year, developed market stock indices have outperformed emerging market stock indices while, domestically, value stocks have outperformed growth stocks. The recovery may be in the early to mid-innings as US households are likely to continue to support consumption via strong balance sheets (from excess liquidity due to postponed purchases and rising home values) and a strengthening labor market.

In US fixed income markets, the 10-year Treasury rose to nearly 1.8% from a low of about 0.5% in 2020 before retreating to about 1.3% at 2021’s second quarter end. The Fed pushed back on early-taper discussions at their June 16 meeting, in line with the consensus belief that current inflation is transitory. Globally, bonds have remained somewhat mixed. Yields trended lower in the UK and Australia, and European yields rose modestly, with the 10Y German Bund moving closer to zero. The USD (trade-weighted) ended modestly lower after initial declines were nearly fully offset in June when policymakers pulled forward their guidance on the timing of potential rate increases.

Commodity prices continued their momentum for most of the year. With oil prices at levels last seen in 2019, OPEC+ continued to manage supply and inventories with relatively muted non-OPEC supply providing the group with flexibility. Industrial metals have also accelerated as supply-chain pressures remained.

Inflation-protection was a common theme post-GFC as many investors thought the Fed’s swelled balance sheet meant inflation must materialize. However, the post-GFC recovery was weak by historical standards, seemingly with one crisis after another, and no significant inflation materialized over the subsequent decade. Since 2010, bond prices have increased significantly, and the US equities are 3-4 times as high while commodity indices have significantly declined. Still, inflation risk is likely to be at the front of investors’ minds as there are tailwinds seemingly from both ongoing supply-chain disruptions and higher demand from a strengthening recovery. It remains to be seen whether the inflation rubber band has been stretched too long or if there is still slack left, perhaps unforeseeable from the current vantage point.

Altegris Futures Evolution Strategy Fund

12-Month Period Ending June 30, 2021

Fund Overview

The Altegris Futures Evolution Strategy Fund is an actively managed mutual fund that allocates to what we believe are two of the best trend-following managed futures managers, Winton Capital Management and ISAM, and offers an innovative, active approach to fixed income management via a fixed income industry leader, DoubleLine Capital LP (“DoubleLine”).

The Fund allocates its capital to investments providing exposure to the Winton Diversified Trading Program (“Winton DMS”) and Winton Trend Program (“Winton Trend”) managed by Winton Capital Management (“Winton”), a London -based commodity trading advisor (“CTA”) with assets under advisement of $7.1B as of June 30, 2021, and the ISAM Systematic Program managed by ISAM, a New York and London-based CTA managing $4.5B in assets as of June 30, 2021. All programs are trend following-managed futures strategies that utilize proprietary, quantitative trading systems to identify market trends and react to corresponding price movements in futures markets across all major asset classes.

Figure 1: Futures Exposure by Manager | As of June 31, 2021 (unaudited)

CTA Allocation* | As of 6/30/21

Regarding its managed futures strategy, the Fund will invest up to 25% of its total assets in a wholly-owned subsidiary, which in turn invests the majority of its assets in a portfolio of investments. These include investments in a combination of (1) securities of one or more commodity futures trading companies (e.g., underlying pools), (2) swaps, notes or similar derivatives structured to provide exposure to and the returns of managed futures strategies, and (3) investments intended to serve as collateral for such derivative positions (collectively, “managed futures investments”). These investments are selected to provide aggregate exposure to the managed futures managers listed above as if between 100% and 125% of the Fund’s net assets were invested in those managers and their programs. The Fund also holds fixed income securities, cash, and cash equivalents, which are excluded from the chart above.

The fixed income portion of the Fund’s portfolio allocates to fixed income mutual funds – Core Fixed Income, Low Duration, and Flexible Income – that are actively managed by the Fund’s sub-adviser, DoubleLine, a fixed income investment specialist based in Los Angeles with assets under management of over $137B as of June 30, 2021. Investments in fixed income securities actively managed by DoubleLine represented approximately 75% of Fund assets. Given the uncertain macro environment, we continue to evaluate the current sub-strategy allocations in order to seek the best possible combination of underlying exposures. (Figure 2)

Figure 2: Fixed Income Sub-Strategy Allocation | As of June 30, 2021 (unaudited)

Sub-Strategy Allocation* | As of 6/30/21

*	The adviser expects less than 100%, typically 60%-80%, of the Fund’s total net assets will be allocated to fixed income strategies managed by the Fund’s sub-adviser, DoubleLine.

Fund Performance Summary

As seen in Figure 3 (below), for the twelve-months ended June 30, 2021, the Fund’s Class A (at NAV), Class C, Class I and Class N shares returned 13.46%, 12.62%, 13.66%, and 13.57% respectively, while the BofA Merrill Lynch 3 Month T-Bill Index, the SG Trend Index, and the S&P 500 TR Index returned 0.09%, 15.20%, and 40.79% respectively. The Fund’s net assets under management were approximately $161 million as of June 30, 2021.

Figure 3: Altegris Futures Evolution Strategy Fund Performance Review

July 1, 2020 – June 30, 2021

			Quarterly Returns
	1-Year	Since Inception*	Q2 2021	Q1 2021	Q4 2020	Q3 2020
Class A (NAV)	13.46%	2.31%	4.25%	4.62%	8.55%	-4.16%
Class A (max load)**	6.96%	1.69%	-1.79%	-1.35%	2.31%	-9.65%
Class C (NAV)	12.62%	1.46%	3.99%	4.56%	8.32%	-4.37%
Class I (NAV)	13.66%	2.58%	4.21%	4.81%	8.67%	-4.24%
Class N (NAV)	13.57%	2.31%	4.25%	4.75%	8.53%	-4.18%
BofA ML 3-Month T-Bill Index	0.09%	0.65%	0.00%	0.02%	0.03%	0.04%
SG Trend Index	15.20%	2.95%	3.37%	3.97%	8.48%	-1.20%
S&P 500 TR Index	40.79%	15.93%	8.55%	6.17%	12.15%	8.93%

*	Inception date for Class A, Class I and Class N was October 31, 2011. Inception date for Class C was February 16, 2012.

**	The maximum sales charge for Class A shares is 5.75%. Class A share investors may be eligible for a reduction in sales charges. See Prospectus for more information.

Performance for periods of less than one year is not annualized.

Per the prospectus dated October 28, 2019, the total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.00% for Class A, 2.75% for Class C, 1.75% for Class I and 2.00% for Class N.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2020, to ensure that total annual Fund operating expenses will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call (888) 524-9441. The referenced indices and benchmarks are shown for general market comparisons and are not meant to represent any particular investment. The returns include reinvestment of income but do not reflect the impact of sales charges or other fees. An index is unmanaged and not available for direct investment. See the end of the letter for a complete description of each index and benchmark.

Drivers of Fund Performance

The Fund was up 13.46% for the twelve months ended June 30, 2021. Commodities and stock indices exposure was a key driver of strong Fund returns, while fixed income and FX exposure hurt the Fund.

Commodity positions made the largest gains for the Fund for the year. Long positions in grains, base metals, and energy were significant contributors to positive performance. Longs in soybean products, copper, and crude oil made significant strides in performance contribution. Exposure to precious metals, softs, and livestock were modest detractors over the year. Generally, commodity exposures have benefited from a global reflationary tailwind as well as supply-chain disruptions impacting supply/demand dynamics across the commodity complex.

Stock index trading was also firmly positive over the course of the year. Despite being a modest detractor in Q3 2020, stock index exposure led positive contributions in the ensuing three quarters led by long exposure to developed market indices such as the US, Australia, and Europe.

Fixed income was the largest detractor amongst asset classes during the year (after being the lone profitable asset class for the Fund over the year ended June 30, 2020). Longer -dated issues made the largest losses as long positions in the Euro-BTP, 3-year Australian bond, and short 30-year US Treasury bonds made meaningful contributions to negative performance. Amongst shorter-dated issues, longs in 3M Eurodollar and Euribor contracts also were challenging areas. The Fund’s fixed income exposure has shifted from net long-to-short-to-long over the course of the year as bond markets are digesting the monumental policy impacts stemmed from the 2020 coordinated global central bank measures to offset economic challenges brought forth by the Coronavirus and government mandate lock downs.

FX trading was modestly unprofitable for the year. Similar to fixed income, FX markets continue to digest coordinated global central bank measures and remain in generally choppy price action environments.

Figure 4: Futures Performance Attribution by Sector | July 1, 2020 – June 30, 2021 (unaudited)

Past performance is no guarantee of future results. The data is estimated and obtained from third parties, including managers, clearing firms, and exchanges. These sources are believed to be reliable, but their accuracy cannot, in all cases, be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*	Softs, or soft commodities, are commodities such as coffee, cocoa, sugar, and fruit. This term generally refers to commodities that are grown rather than mined. Bonds are defined as having a maturity of two years or more at inception, and rates are defined as having a maturity of fewer than two years at inception.

ISAM, Winton Trend, and Winton were positive for the twelve months ended June 30, 2021.

ISAM, a shorter-term trend-following strategy, benefited from its larger risk allocation to commodities and novel diversifying markets. Long exposure in energies, base metals, and grains were all meaningful contributors for the year. Additionally, exposure to stock indices added to gains for the quarter, while FX and fixed income were muted and slightly detracted.

Winton Trend, a medium-term trend-following strategy, was added to the portfolio in September 2020 and has had a strong positive start since its implementation. Gains have been primarily driven by exposure to commodities and stock indices. We remain confident that the inclusion of Winton Trend will allow the Fund’s futures exposure to encompass a more dynamic profile to adjust to quickly changing market conditions.

Winton DMS, typically a slower-moving, diversified strategy, has been able to stem its streak of challenging performance and produce positive results over the last year. Winton’s research team has spent much of the last year configuring its quantitative strategies to learn from 2020’s challenging period with the hope of building upon, what we believe to be, top-tier intellectual property and implementation within the managed futures industry. So far, early improvements have allowed the strategy to tilt more in to traditional trend-following and momentum strategies as well as seek to improve diversification across markets traded. Over the last year, contributions to positive results stemmed from exposure to commodities and stock indices.

We are greatly encouraged by the year-over-year improvement in the results of our portfolio allocation changes as well as our improvement in current performance. We remain vigilant regarding monitoring and measuring the success of these changes and are willing to maintain a conscious and thoughtful approach toward improving the portfolio where and when needed.

The active cash management strategy of the Fund contributed to returns for the period. We are enthusiastic about our improvements in implementation via DoubleLine mutual funds and believe we are in the right position with maintaining a conservative stance of 100% DoubleLine Low Duration during this fragmented global economic backdrop. From a sector perspective, residential MBS, government and corporate bonds, commercial MBS, CLOs, and ABS securities led gains for the year.

Figure 5: Performance Attribution by Manager | July 1, 2020 – June 30, 2021 (unaudited)

Past performance is no guarantee of future results. The data is estimated and is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Consolidated Outlook

As the global economy enters phase two of the recovery, it faces a new set of challenges. Inflation risk comes to the fore as many expect that the stimulus bill must be paid, one way or another. Equally important, in our view, is the perception of inflation risk, from a policy perspective, and its effects on bond prices. Significant inflation may or may not materialize; however, proactive rate hikes may adversely affect bond prices. Given these two near-intermediate term risks, we believe the Fund’s long commodity positioning and allocation to 100% Low Duration in the fixed income collateral management sleeve give it a strong foundation going forward. We remain convicted that the Fund will continue to deliver a responsive managed futures experience and overall strong risk-adjusted returns for investors.

We thank you for your ongoing support and confidence.

Sincerely,

Matt Osborne

Chief Investment Officer

Portfolio Manager

INDEX DEFINITIONS

The SG Trend Index, which is equal-weighted and reconstituted annually, calculates the net daily rate of return for a group of 10 trend-following CTAs selected from the largest managers open to new investment.

The SG CTA Index, an equal-weighted index reconstituted annually, calculates the net daily rate of return for a group of 20 CTAs selected from the largest managers by AUM open to new investment.

Barclay Global Macro Index tracks the performance of ~175 global macro programs, by ending monthly values, net of fees, as reported to Barclay Hedge.

BofA Merrill Lynch 3 Month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

MSCI World Index is a free-float adjusted market capitalization-weighted index that measures the equity market performance of 24 developed market country indices.

S&P 500 Total Return Index is the total return version of the S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis, and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

An index is unmanaged and not available for direct investment.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

Altegris Futures Evolution Strategy Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2021

The Fund’s performance figures* for the period ended June 30, 2021, compared to its benchmark:

			Since Inception	Since Inception
	One Year	Five Years	February 16, 2012	October 31, 2011
Altegris Futures Evolution Strategy Fund - Class A	13.46%	(1.39)%	N/A	2.31%
Altegris Futures Evolution Strategy Fund - Class A with load **	6.96%	(2.55)%	N/A	1.69%
Altegris Futures Evolution Strategy Fund - Class C	12.62%	(2.15)%	1.46%	N/A
Altegris Futures Evolution Strategy Fund - Class I	13.66%	(1.14)%	N/A	2.58%
Altegris Futures Evolution Strategy Fund - Class N	13.57%	(1.39)%	N/A	2.31%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	0.09%	1.17%	0.67%	0.65%
S&P 500 Total Return Index ^	40.79%	17.65%	15.39%	15.94%
SG Trend Index +	15.10%	1.52%	2.70%	2.94%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%. The Fund’s total annual operating expense ratios, before any fee waivers, are 2.18%, 2.93%, 1.93%, and 2.19% for Class A, Class C, Class I, and Class N shares, respectively, per the Fund’s prospectus dated October 28, 2020. Class A shares are subject to a sales charge imposed on purchase of 5.75% and Class A and Class C Shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	Bank of America Merrill Lynch 3-Month Treasury Bill Index: Is an unmanaged index that measures the returns of three-month Treasury Bills. Investors cannot directly invest in an index.

^	S&P 500 Total Return Index is unmanaged and is generally representative of certain portions of the U.S. equity markets. Investors cannot directly invest in an index.

+	SG Trend Index calculates the net daily rate of return for a group of 10 trend following CTAs selected from the largest managers open to new investment. Investors cannot directly invest in an index.

Comparison of the Change in Value of a $10,000 Investment | October 31, 2011– June 30, 2021

Past performance is not necessarily indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by Type of Investment as of June 30, 2021	% of Net Assets
Open Ended Fund	70.6%
Purchase Options	23.1%
Other, Cash & Cash Equivalents	6.3%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND
SCHEDULE OF INVESTMENTS
June 30, 2021

Shares		Fair Value
	OPEN END FUNDS — 70.6%
	FIXED INCOME - 70.6%
11,403,112	DoubleLine Low Duration Bond Fund (Cost $113,575,000)	$113,575,000

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CORPORATE BONDS — 0.0%(a)
	MACHINERY — 0.0%(a)
52,619	INVEPAR A-1(b) (c) (d) (e) (f) (Cost $2,253)	0.0000	12/30/28	0

Shares
WARRANT — 0.0%(a)
ENGINEERING & CONSTRUCTION - 0.0% (a)
43,904	OAS S.A. (Brazil) (c) (d) (e) (Cost $8,837)	0

Contracts		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	CALL OPTIONS PURCHASED (c,e) - 23.1%
296,920	NOMURA CALL OPTION ISAM	Nomura	08/16/2021	$0.001	$14,725,344	$15,123,706
235,155	NOMURA CALL OPTION WNTN	Nomura	08/16/2021	0.001	14,054,304	14,441,437
36,076	NOMURA CALL OPTION WNTN TRND	Nomura	08/16/2021	0.001	7,614,094	7,644,630
	TOTAL CALL OPTIONS PURCHASED (Cost - $36,393,742)					37,209,773

	TOTAL INVESTMENTS - 93.7% (Cost $149,979,832)					$150,784,773

	OTHER ASSETS IN EXCESS OF LIABILITIES- 6.3%					10,032,652

	NET ASSETS - 100.0%					$160,817,425

(a)	Percentage rounds to less than 0.1%.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021 the total market value of 144A securities is 0 or 0% of net assets.

(c)	The value of these securities have been determined in good faith under the policies of the Board of Trustees as of June 30, 2021.

(d)	Illiquid holdings.

(e)	Non-income producing.

(f)	Defaulted bond.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2021

ISAM Top 50 Holdings ^
FUTURES CONTRACTS
				Unrealized
Number of			Notional Value at June	Appreciation/	% of Fund Net
Contracts	Description	Expiration Date	30, 2021	(Depreciation)	Assets
Long Contracts
36	Aluminum LME Future	Sep-21	2,272,050	$126,238	0.08%
216	Australian 3 Year Bond Future	Sep-21	18,865,865	(66,874)	(0.04)%
35	Australian Bills Future	Sep-22	1,872,930	(8,770)	(0.01)%
24	Carbon Emission Future	Dec-21	1,604,245	553,211	0.34%
30	Coffee NY Future	Sep-21	1,797,188	(7,950)	(0.00)%
33	Cotton Future	Dec-21	1,400,850	(14,685)	(0.01)%
31	Euro BTP Future	Sep-21	5,565,801	(14,253)	(0.01)%
209	Euro BTS Future	Sep-21	28,044,692	6,142	0.00%
3	Japan Government Bond Future	Sep-21	4,095,630	(2,340)	(0.00)%
86	Kosdaq 150 index Future	Sep-21	1,100,689	29,707	0.02%
37	Lean Hogs Future	Oct-21	1,291,670	(107,370)	(0.07)%
56	Natural Gas Future	Aug-21	2,044,000	208,320	0.13%
46	Natural Gas Future	Jan-22	1,751,220	206,730	0.13%
42	Natural Gas Future	May-22	1,225,140	99,550	0.06%
17	Nickel LME Future	Sep-21	1,857,828	100,225	0.06%
137	Sugar NY Future	Oct-21	2,745,042	19,690	0.01%
33	Zinc LME Future	Sep-21	2,456,025	29,291	0.02%
			Subtotal	1,156,862
Short Contracts
(55)	Cocoa NY Future	Sep-21	1,313,950	9,750	0.01%
(64)	ERX 2 Bund Future	Sep-21	8,510,439	(83)	(0.00)%
(10)	Japanese Yen Cme Index Future	Sep-21	1,125,000	13,876	0.01%
(72)	Korean 10 year Bond Future	Sep-21	8,010,810	9,287	0.01%
(41)	Korean Bond Future	Sep-21	3,988,007	(2,760)	(0.00)%
(270)	Short Sterling Future	Jun-22	3,323,923	31,880	0.02%
(179)	Short Sterling Future	Sep-21	2,202,090	(5,135)	(0.00)%
			Subtotal	56,815

CREDIT DEFUALT SWAPS
				Unrealized
Number of			Notional Value at June	Appreciation/	% of Fund Net
Contracts	Description	Maturity Date	30, 2021	(Depreciation)	Assets
2,000,000	Markit CDX North America Investment Grade I	6/20/2026	$2,000,000	$50,812	0.03%
1,700,000	MARKIT ITRX EUROPE	6/20/2026	2,015,860	45,138	0.03%
1,500,000	MARKIT ITRX EUROPE	6/20/2026	1,778,700	33,917	0.02%
			Subtotal	$129,867

INTEREST RATE SWAPS
				Unrealized
Number of			Notional Value at June	Appreciation/	% of Fund Net
Contracts	Description	Maturity Date	30, 2021	(Depreciation)	Assets
200,000,000	USD/INR IRS	9/15/2023	44,247,788	13,918	0.01%
60,000,000	USD/HKD IRS	9/20/2023	1,717,333	(6,290)	(0.00)%
75,000,000	THB/USD IRS	12/20/2023	18,564,356	(5,007)	(0.00)%
3,000,000,000	KRW/USD IRS	12/16/2026	1,450,000	5,886,968	3.66%
30,000,000	USD/HKD IRS	12/16/2026	2,111,475	11,983	0.01%
2,000,000	USD/GBP IRS	12/16/2026	1,511,585	3,772	0.00%
20,000,000	USD/NOK IRS	12/16/2026	1,269,945	983	0.00%
25,000,000	USD/ZAR IRS	9/17/2031	1,786,020	(446,421)	(0.28)%
40,000,000	USD/CZK IRS	9/17/2031	1,897,510	1,481,439
			Subtotal	$6,941,345

FORWARD FOREIGN CURRENCY CONTRACTS
				Unrealized
	Currency to Deliver/			Appreciation/	% of Fund Net
Settlement Date	Receive	Value	U.S. Dollar Value	(Depreciation)	Assets
To Buy:
09/15/21	CNH/USD	31,500,000	4,869,900	(50,693)	(0.03)%
09/15/21	USD/JPY	1,200,000	1,199,181	15,038	0.01%
09/15/21	USD/PHP	1,400,000	1,402,577	(2,991)	(0.00)%
09/15/21	USD/THB	3,100,000	3,109,852	53,179	0.03%
			Subtotal	$14,533
To Sell:
07/29/21	USD/INR	2,000,000	2,006,096	(9,324)	(0.01)%
07/30/21	USD/KRW	1,100,000	1,099,996	(2,469)	(0.00)%
07/30/21	USD/RUB	1,400,000	1,405,711	(9,819)	(0.01)%
08/03/21	USD/BRL	1,300,000	1,304,890	(111)	(0.00)%
09/15/21	USD/CZK	1,200,000	1,200,562	(32,715)	(0.02)%
09/15/21	USD/HUF	1,400,000	1,399,750	(54,437)	(0.03)%
09/15/21	USD/INR	1,400,000	1,412,164	(21,512)	(0.01)%
09/15/21	ISD/PHP	2,900,000	2,905,338	(25,400)	(0.02)%
09/15/21	USD/THB	1,100,000	1,103,496	(32,275)	(0.02)%
09/17/21	USD/ILS	1,600,000	1,598,433	(5,235)	(0.00)%
			Subtotal	$(193,297)

	All Other Investments			7,017,581
	Total Value of Purchased Option			15,123,706

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying basket.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2021

WNTN Top 50 Holdings ^
FUTURES CONTRACTS
				Unrealized
Number of			Notional Value at	Appreciation/	% of Fund
Contracts	Description	Expiration Date	June 30, 2021	(Depreciation)	Net Assets
Long Contracts
45	5 Year T Note Future	Sep-21	5,554,336	$(17,500)	(0.01)%
22	Aluminum LME Future	Aug-21	1,387,375	96,008	0.06%
16	Aluminum LME Future	Jul-21	1,007,800	89,693	0.06%
297	Australian 3 Yr Bond Future	Sep-21	25,940,564	(75,262)	(0.05)%
36	Australian Bills Future	Dec-21	1,927,677	(481)	(0.00)%
37	Australian Bills Future	Sep-21	1,981,419	702	0.00%
120	Australian Dollar Future	Sep-21	8,997,600	(280,986)	(0.17)%
14	Brent Oil Future	Oct-21	1,033,060	1,350	0.00%
219	British Pound Future	Sep-21	18,931,181	(480,969)	(0.30)%
242	Canadian Dollar Future	Sep-21	19,519,720	(460,893)	(0.29)%
16	E-Mini MSCI Em Future	Sep-21	1,091,840	3,615	0.00%
7	E-Mini NASDAQ Future	Sep-21	2,036,860	63,313	0.04%
19	E - Mini S&P 500 Future	Sep-21	4,074,170	46,368	0.03%
14	Euro BTP Future	Sep-21	2,513,588	11,087	0.01%
46	Euro BTS Future	Sep-21	6,172,516	1,755	0.00%
24	Euro Stoxx50 Future	Sep-21	1,154,163	(20,497)	(0.01)%
95	Euro Dollars Future	Dec-22	1,687,607	(37,188)	(0.02)%
64	Euro Dollars Future	Dec-23	1,130,000	(35,375)	(0.02)%
64	Euro Dollars Future	Jun-22	1,139,771	(9,375)	(0.01)%
81	Euro Dollars Future	Jun-23	1,435,146	(43,175)	(0.03)%
80	Euro Dollars Future	Mar-23	1,419,500	(37,338)	(0.02)%
85	Euro Dollars Future	Sep-22	1,512,317	(19,275)	(0.01)%
71	Euro Dollars Future	Sep-23	1,255,179	(42,013)	(0.03)%
17	FTSE Taiwan Index Future	Jul-21	1,037,170	14,450	0.01%
12	Heating Oil Future	Aug-21	1,072,663	903	0.00%
44	Lean Hogs Future	Aug-21	1,817,200	(95,050)	(0.06)%
23	Live Cattle Future	Oct-21	1,178,980	27,630	0.02%
63	Mexican Peso Future	Sep-21	1,579,725	(11,680)	(0.01)%
27	Natural Gas Future	Sep-21	978,480	71,200	0.04%
17	New Zealand Dollar Future	Sep-21	1,187,110	(37,230)	(0.02)%
38	OMX 30 Future	Jul-21	1,007,050	(7,702)	(0.00)%
7	OSK Nikkei Future	Sep-21	1,813,140	(9,945)	(0.01)%
9	Silver CMX Future	Sep-21	1,178,730	(19,220)	(0.01)%
16	Soybeans Future	Nov-21	1,119,200	90,013	0.06%
53	Sugar NT Future	Mar-22	1,073,229	43,523	0.03%
11	Topix Index Future	Sep-21	1,923,570	(14,625)	(0.01)%
18	US 10Y Note Future	Sep-21	2,385,000	3,922	0.00%
			Subtotal	$(1,190,247)

				Unrealized
Number of			Notional Value at	Appreciation/	% of Fund
Contracts	Description	Expiration Date	June 30, 2021	(Depreciation)	Net Assets
Short Contracts
(11)	2 Year T Note Future	Sep-21	2,423,523	$2,031	0.00%
(52)	EUR/USD CME Future	Sep-21	7,707,700	45,850	0.03%
(74)	ERX 2 Bund Future	Sep-21	9,840,195	1,654	0.00%
(16)	ERX Bobl Future	Sep-21	2,545,201	(1,542)	(0.00)%
(9)	Euro bund Future	Sep-21	1,842,128	(10,174)	(0.01)%
(14)	Gilts Future	Sep-21	2,480,452	(19,640)	(0.01)%
-320	Japanese Yen Future	Sep-21	36,000,000	491,814	0.31%
-19	Swiss Franc Future	Sep-21	2,567,375	52,388	0.03%
			Subtotal	562,381

FORWARD FOREIGN CURRENCY CONTRACTS
	Currency to					Unrealized
Settlement	Deliver/		In Exchange			Appreciation/	% of Fund
Date	Receive	Value	For	Value	U.S. Dollar Value	(Depreciation)	Net Assets
To Buy:
09/15/21	CNH	31,500,000	USD	4,896,555	$4,869,900	$(50,693)	(0.03)%

To Sell:
07/29/21	USD	2,000,000	INR	148,480,940	$2,006,096	$(9,324)	(0.01)%
07/30/21	USD	1,100,000	KRW	1,240,845,500	1,099,996	(2,469)	(0.00)%
07/30/21	USD	1,400,000	RUB	102,113,566	1,405,711	(9,819)	(0.01)%
08/03/21	USD	1,300,000	BRL	6,481,762	1,304,890	(111)	(0.00)%
	Subtotal					$(72,416)

	All Other Investments					15,192,412
	Total Value of Purchased Option					14,441,437

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying basket.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2021

WNTN TRND Top 50 Holdings ^
FUTURES CONTRACTS
				Unrealized
Number of			Notional Value at	Appreciation/	% of Fund Net
Contracts	Description	Expiration Date	June 30, 2021	(Depreciation)	Assets
Long Contracts
12	Aluminum LME Future	Aug-21	756,750	56,079	0.03%
5	Aluminum LME Future	Jul-21	314,938	24,455	0.02%
30	Aussie 3 Year Bond Future	Sep-21	2,620,259	(9,352)	(0.01)%
8	Aussie Bills Future	Dec-21	428,373	(92)	(0.00)%
11	Aussie Bills Future	Sep-21	589,070	185	0.00%
6	CAC Index Future	Jul-21	462,818	(9,024)	(0.01)%
3	Copper LME Future	Jul-21	702,263	(43,324)	(0.03)%
2	Dax Index Future	Sep-21	920,655	(10,257)	(0.01)%
10	Emini MSCI Future	Sep-21	682,400	2,110	0.00%
5	Emini Nasdaq Future	Sep-21	1,454,900	46,565	0.03%
13	Emini S&P Future	Sep-21	2,787,590	32,043	0.02%
37	Euro Stoxx 50 Future	Sep-21	1,779,334	(32,740)	(0.02)%
7	FTSE Index Future	Sep-21	675,831	(13,700)	(0.01)%
5	Gasoline Blendstock Future	Aug-21	470,778	(2,037)	(0.00)%
3	Gasoline Blendstock Future	Sep-21	280,148	(2,234)	(0.00)%
3	Hang Seng Index Future	Jul-21	553,132	(258)	(0.00)%
4	Heating Oil Future	Aug-21	357,554	10,882	0.01%
4	High Grade Copper Future	Sep-21	428,900	588	0.00%
2	Japan Government Bond Future	Sep-21	2,730,420	(1,440)	(0.00)%
12	Lead LME Future	Jul-21	679,200	32,526	0.02%
5	Lead LME Future	Sep-21	283,875	9,158	0.01%
6	Live Cattle Future	Oct-21	307,560	5,890	0.00%
2	Mini Dow Jones Future	Sep-31	343,990	2,200	0.00%
9	Natural Gas Future	Aug-21	328,500	27,050	0.02%
3	Nickel LME Future	Aug-21	327,744	(1,292)	(0.00)%
4	Nickel LME Future	Jul-21	436,944	7,324	0.00%
3	OSK Nikkei Future	Sep-21	777,060	(4,185)	(0.00)%
7	SFE SPI 200 Future	Sep-21	947,766	(5,698)	(0.00)%
5	Topix Index Future	Sep-21	874,350	(7,245)	(0.00)%
8	Zinc LME Future	Jul-21	594,050	3,639	0.00%
			Subtotal	$117,816

				Unrealized
Number of			Notional Value at	Appreciation/	% of Fund Net
Contracts	Description	Expiration Date	June 30, 2021	(Depreciation)	Assets
Short Contracts
(18)	2 Year Treasury Note Future	Sep-21	$3,965,766	$7,141	0.00%
(14)	3 Year Treasury Note Future	Sep-21	1,728,016	6,234	0.00%
(6)	Aussie 10 Year Bond Future	Sep-21	635,181	835	0.00%
(26)	ERX 2 Bund Future	Sep-21	3,457,366	474	0.00%
(17)	ERX Bobl Future	Sep-21	2,704,276	(1,589)	(0.00)%
(13)	Euribor Future	Sep-22	276,569	(30)	(0.00)%
(13)	Euribor Future	Dec-22	276,500	(193)	(0.00)%
(20)	Euro Oat future	Sep-21	4,093,619	(20,087)	(0.01)%
(3)	Euro Bund Future	Sep-21	565,769	(2,241)	(0.00)%
(4)	Eurx Euro Bobl Future	Sep-21	964,008	(11,977)	(0.01)%
(5)	Gilts Future	Sep-21	885,876	(7,054)	(0.00)%
(8)	Lead LME Future	Jul-21	452,800	(18,881)	(0.01)%
(3)	Nickel LME Future	Jul-21	327,708	(5,007)	(0.00)%
(23)	Short Sterlng Future	Sep-22	282,950	1,807	0.00%
(23)	Short Sterlng Future	Dec-22	282,751	1,893	0.00%
(23)	Short Sterlng Future	Mar-23	282,595	1,383	0.00%
(2)	Ultra T Bond Future	Sep-21	385,375	(14,156)	(0.01)%
(8)	US 10 Year Note Future	Sep-21	1,060,000	(3,937)	(0.00)%
(3)	US Treasury Bond Future	Sep-21	482,250	(11,648)	(0.01)%
(4)	Zinc LME Future	Jul-21	297,025	(8,662)	(0.01)%
			Subtotal	$(85,695)
		All Other Investments		7,612,509
		Total Value of Purchased Option		7,644,630

^	This investment is not a direct holding of the Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying basket.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2021

ASSETS
Investment securities:
At cost	$149,979,832
At value	$150,784,773
Cash	8,384,411
Receivable for securities sold	2,146,255
Receivable for Fund shares sold	104,767
Interest receivable	456
Prepaid expenses and other assets	48,631
TOTAL ASSETS	161,469,293

LIABILITIES
Payable for Fund shares repurchased	299,997
Investment advisory fees payable	186,511
Payable to related parties	56,079
Distribution (12b-1) fees payable	10,601
Foreign cash due to custodian (Cost: $8,837)	8,837
Accrued expenses and other liabilities	89,843
TOTAL LIABILITIES	651,868
NET ASSETS	$160,817,425

Composition of Net Assets:
Paid in capital	$180,590,002
Accumulated loss	(19,772,577)
NET ASSETS	$160,817,425

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
June 30, 2021

Net Asset Value Per Share:
Class A Shares:
Net Assets	$5,770,914
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	668,065
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$8.64
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$9.17

Class C Shares:
Net Assets	$4,315,424
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	501,722
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)(d)	$8.60

Class I Shares:
Net Assets	$133,684,452
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	15,543,811
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$8.60

Class N Shares:
Net Assets	$17,046,635
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,973,810
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$8.64

(a)	Purchases of $1 million or more, a contingent deferred sales charge of up to 1.00% may apply to redemptions made within 18 months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

(d)	A contingent deferred sales charge of up to 1.00% may be applied to shares redeemed within 12 months of purchase.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
STATEMENT OF OPERATIONS
Year ended June 30, 2021

INVESTMENT INCOME
Interest	$5,132,756
TOTAL INVESTMENT INCOME	5,132,756

EXPENSES
Advisory fees	3,023,996
Distribution (12b-1) fees:
Class A	18,146
Class C	56,072
Class N	65,065
Administrative services fees	262,335
Third party administrative services fees	124,548
Registration fees	117,166
Transfer agent fees	114,660
Custodian fees	67,595
Audit fees	45,949
Accounting services fees	45,322
Legal fees	36,835
Trustees fees and expenses	29,847
Printing and postage expenses	25,724
Compliance officer fees	23,352
Insurance expense	5,403
Other expenses	8,878
TOTAL EXPENSES	4,070,893
Less: Fees waived by the Advisor	(531,035)
NET EXPENSES	3,539,858

NET INVESTMENT INCOME	1,592,898

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Investments	(6,556,798)
Purchased Options	14,764,851
Forward exchange contracts and translations	2,733
Net Realized Gain	8,210,786

Net change in unrealized appreciation/(depreciation) on:
Investments	9,889,688
Purchased Options	(456,775)
Foreign Currency Translations	(3,493)
Net change in unrealized appreciation	9,429,420

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	17,640,206

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,233,104

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2021	2020

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,592,898	$6,606,278
Net realized gain/(loss) on investments, purchased options, foreign currency contracts and translations	8,210,786	(53,310,051)
Net change in unrealized appreciation/(depreciation) on investments, purchased options,foreign currency contracts and translations	9,429,420	(12,268,401)
Net increase/(decrease) in net assets resulting from operations	19,233,104	(58,972,174)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(118,757)	(199,098)
Class C	(64,765)	(72,445)
Class I	(3,363,103)	(4,482,045)
Class N	(469,349)	(1,095,232)
Total distributions to shareholders	(4,015,974)	(5,848,820)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	888,380	2,421,153
Class C	32,580	808,194
Class I	30,512,730	154,993,602
Class N	10,769,195	112,402,354
Net asset value of shares issued in reinvestment of distributions:
Class A	109,203	184,198
Class C	60,501	70,868
Class I	2,264,215	3,881,013
Class N	460,985	671,832
Redemption fee proceeds:
Class A	612	294
Class C	5	10
Class I	4,621	11,982
Class N	401	3,303
Payments for shares redeemed:
Class A	(5,588,227)	(11,869,258)
Class C	(4,955,070)	(5,887,368)
Class I	(145,646,611)	(308,613,645)
Class N	(36,370,890)	(133,458,357)
Net decrease from shares of beneficial interest transactions	(147,457,370)	(184,379,825)

NET DECREASE IN NET ASSETS	(132,240,240)	(249,200,819)

NET ASSETS
Beginning of Year	293,057,665	542,258,484
End of Year	$160,817,425	$293,057,665

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended	For the Year Ended
	June 30,	June 30,
	2021	2020
SHARE ACTIVITY
Class A:
Shares Sold	112,685	260,033
Shares Reinvested	14,345	20,071
Shares Redeemed	(713,697)	(1,353,947)
Net decrease in shares of beneficial interest outstanding	(586,667)	(1,073,843)

Class C:
Shares Sold	4,173	85,127
Shares Reinvested	7,983	7,834
Shares Redeemed	(644,996)	(664,970)
Net decrease in shares of beneficial interest outstanding	(632,840)	(572,009)

Class I:
Shares Sold	3,896,862	18,126,348
Shares Reinvested	298,155	425,308
Shares Redeemed	(19,000,514)	(34,025,362)
Net decrease in shares of beneficial interest outstanding	(14,805,497)	(15,473,706)

Class N:
Shares Sold	1,387,936	12,478,703
Shares Reinvested	61,011	73,479
Shares Redeemed	(4,740,396)	(15,890,667)
Net decrease in shares of beneficial interest outstanding	(3,291,449)	(3,338,485)

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30,	June 30,		June 30,		June 30,		June 30,
	2021	2020		2019		2018^		2017^

Net asset value, beginning of year	$7.74	$9.31		$9.82		$9.37		$10.84

Income/(loss) from investment operations:
Net investment income (1)	0.04	0.12		0.11		0.09		0.12
Net realized and unrealized gain/(loss) on investments	0.98	(1.59)		(0.17)		0.48		(0.90)
Total from investment operations	1.02	(1.47)		(0.06)		0.57		(0.78)

Less distributions from:
Net investment income	(0.12)	(0.10)		(0.45)		(0.12)		(0.69)
Total distributions	(0.12)	(0.10)		(0.45)		(0.12)		(0.69)

Redemption fees collected (2)	0.00	0.00		0.00		0.00		0.00

Net assets, at end of year	$8.64	$7.74		$9.31		$9.82		$9.37

Total return (3)	13.46%	(15.94	)% (4)	(0.52	)% (4)	6.06	% (4)	(7.36)%

Net assets, at end of year(000s)	$5,771	$9,711		$21,669		$40,624		$59,411

Ratios including the expenses and income of AFES Fund Limited applicable for the years 2017 through 2018:
Ratio of gross expenses to average net assets (5)	2.20%	2.18%		2.08%		2.00%		1.99%
Ratio of net expenses to average net assets	1.94%	1.94%		1.94%		1.94%		1.94%
Ratio of net investment income to average net assets	0.55%	1.30%		1.17%		0.94%		1.14%

Portfolio Turnover Rate	146%	68%		64%		53%		77%

^	Consolidated.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30,	June 30,	June 30,		June 30,		June 30,
	2021	2020	2019		2018^		2017^

Net asset value, beginning of year	$7.72	$9.30	$9.75		$9.31		$10.78

Income/(loss) from investment operations:
Net investment income/(loss) (1)	(0.01)	0.05	0.04		0.02		0.04
Net realized and unrealized gain/(loss) on investments	0.97	(1.58)	(0.18)		0.47		(0.88)
Total from investment operations	0.96	(1.53)	(0.14)		0.49		(0.84)

Less distributions from:
Net investment income	(0.08)	(0.05)	(0.31)		(0.05)		(0.63)
Total distributions	(0.08)	(0.05)	(0.31)		(0.05)		(0.63)

Redemption fees collected (2)	0.00	0.00	0.00		0.00		0.00

Net assets, at end of year	$8.60	$7.72	$9.30		$9.75		$9.31

Total return (3)	12.62%	(16.54)%	(1.42	)% (4)	5.26	% (4)	(8.02)%

Net assets, at end of year(000s)	$4,315	$8,763	$15,878		$22,237		$31,270

Ratios including the expenses and income of AFES Fund Limited applicable for the years 2017 through 2018:
Ratio of gross expenses to average net assets (5)	2.95%	2.93%	2.83%		2.75%		2.74%
Ratio of net expenses to average net assets	2.69%	2.69%	2.69%		2.69%		2.69%
Ratio of net investment income to average net assets	(0.16)%	0.55%	0.45%		0.18%		0.40%

Portfolio Turnover Rate	146%	68%	64%		53%		77%

^	Consolidated.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30,	June 30,	June 30,		June 30,		June 30,
	2021	2020	2019		2018^		2017^

Net asset value, beginning of year	$7.71	$9.27	$9.80		$9.36		$10.82

Income/(loss) from investment operations:
Net investment income (1)	0.07	0.14	0.14		0.12		0.14
Net realized and unrealized gain/(loss) on investments	0.96	(1.57)	(0.17)		0.46		(0.88)
Total from investment operations	1.03	(1.43)	(0.03)		0.58		(0.74)

Less distributions from:
Net investment income	(0.14)	(0.13)	(0.50)		(0.14)		(0.72)
Total distributions	(0.14)	(0.13)	(0.50)		(0.14)		(0.72)

Redemption fees collected (2)	0.00	0.00	0.00		0.00		0.00

Net assets, at end of year	$8.60	$7.71	$9.27		$9.80		$9.36

Total return (3)	13.66%	(15.67)%	(0.24	)% (4)	6.22	% (4)	(7.05)%

Net assets, at end of year(000s)	$133,684	$233,878	$424,680		$515,569		$379,132

Ratios including the expenses and income of AFES Fund Limited applicable for the years 2017 through 2018:
Ratio of gross expenses to average net assets (5)	1.95%	1.93%	1.83%		1.75%		1.74%
Ratio of net expenses to average net assets	1.69%	1.69%	1.69%		1.69%		1.69%
Ratio of net investment income to average net assets	0.86%	1.55%	1.45%		1.20%		1.41%

Portfolio Turnover Rate	146%	68%	64%		53%		77%

^	Consolidated.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class N
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30,	June 30,	June 30,		June 30,		June 30,
	2021	2020	2019		2018^		2017^

Net asset value, beginning of year	$7.73	$9.30	$9.82		$9.37		$10.84

Income/(loss) from investment operations:
Net investment income (1)	0.05	0.12	0.11		0.09		0.12
Net realized and unrealized gain/(loss) on investments	0.98	(1.59)	(0.19)		0.48		(0.90)
Total from investment operations	1.03	(1.47)	(0.07)		0.57		(0.78)

Less distributions from:
Net investment income	(0.12)	(0.10)	(0.45)		(0.12)		(0.69)
Total distributions	(0.12)	(0.10)	(0.45)		(0.12)		(0.69)

Redemption fees collected (2)	0.00	0.00	0.00		0.00		0.00

Net assets, at end of year	$8.64	$7.73	$9.30		$9.82		$9.37

Total return (3)	13.57%	(15.95)%	(0.62	)% (4)	6.07	% (4)	(7.35)%

Net assets, at end of year(000s)	$17,047	$40,706	$80,032		$90,121		$90,042

Ratios including the expenses and income of AFES Fund Limited applicable for the years 2017 through 2018:
Ratio of gross expenses to average net assets (5)	2.20%	2.19%	2.08%		2.00%		1.99%
Ratio of net expenses to average net assets	1.94%	1.94%	1.94%		1.94%		1.94%
Ratio of net investment income to average net assets	0.66%	1.29%	1.21%		0.95%		1.15%

Portfolio Turnover Rate	146%	68%	64%		53%		77%

^	Consolidated.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2021

1.	ORGANIZATION AND CONSOLIDATION OF SUBSIDIARY

The Altegris Futures Evolution Strategy Fund (the “Fund”) is a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s commencement date, diversification status and investment objective is as follows:

	Commencement	Diversification
	Date	Status	Investment Objective
Altegris Futures Evolution Strategy Fund	October 31, 2011	Diversified	Long term capital appreciation.

The Fund offers Class A, Class C, Class I, and Class N shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase of up to 1.00% (the amount of the commissions paid on the shares redeemed). Class C and Class N shares of the Funds are offered at their NAV without an initial sales charge. Purchases of $1,000,000 of more of Class C shares are subject to a CDSC of up to 1.00% on shares redeemed within 12 months of purchase. If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of their financial statements. The policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”). The Fund operates as an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year ended. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”) . In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options are valued based on the daily price reported from the counterparty or pricing agent. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars- using exchange rates obtained from pricing services. The independent- pricing service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2021 for the Fund’s assets and liabilities measured at fair value:

FUTURES EVOLUTION STRATEGY FUND

Assets *	Level 1	Level 2	Level 3	Total
Open Ended Fund	$113,575,000	$—	$—	$113,575,000
Warrant	—	—	—	—
Purchased Options	—	37,209,773	—	37,209,773
Total	$113,575,000	$37,209,773	$—	$150,784,773

*	Refer to the Portfolio of Investments for security classification.

The Fund did not hold any Level 3 securities as of June 30, 2021.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains, if any are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code of 1986, as amended that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes tax benefits only for tax positions where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for all open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax return. The Fund identifies its major tax jurisdictions as U.S. federal and Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a fund are charged to that fund. Expenses, which are not readily identifiable to a particular fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Option Transactions – When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non -income producing securities. The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. The Fund holds fully funded options with Nomura Securities (Bermuda), Ltd. The options provide exposure to the daily returns of a reference asset on a 1 to 1 basis. According to the terms of the option, the Adviser may increase or decrease this exposure on a daily basis. The Fund pays an upfront premium of 1.10% per annum, which is charged based on the contract year, which is accrued daily over the contract period. The option contracts were initially entered into as of August 16, 2017, and have a two year valuation period, which may be extended or reduced to zero at any time. Based on the terms of the call option agreement, the Fund amortizes the option premiums on a straight-line basis for a one-year period with the unamortized balance due from the counterparty as a rebate in the case of an early exercise subject to an early exercise fee. For the year ended June 30, 2021, $494,574 of option premiums was amortized.

Other Investment Companies or Exchange Traded Funds – The Fund may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Fund invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

and operational expenses incurred indirectly through investments in other investment companies.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended June 30, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

	Purchases	Sales
Futures Evolution Strategy Fund	$208,711,918	$277,771,615

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Counterparty Risk: The Fund invests in derivative instruments issued for the Funds by Nomura Securities (“Nomura”), a Nomura product or other counterparty’s products, as applicable (the “Product”). If Nomura or a counterparty becomes insolvent, it may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Nomura’s or any counterparty’s financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, achieve its desired level of exposure to a certain sector, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on each Fund’s Statement of Assets and Liabilities as of June 30, 2021:

Location on the Statement of Assets and Liabilities
Derivative Investment Type	Asset Derivatives
Purchased Options	Investment Securities at value

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of June 30, 2021:

Futures Evolution Strategy Fund

	Equity Risk	Interest Rate Risk	Currency Risk	Commodity Risk	Total
Purchased Options	$37,209,773	$—	$—	$—	$37,209,773
	$37,209,773	$—	$—	$—	$37,209,773

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended June 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivative
Options	Net realized gain/(loss) from purchased options
Net change unrealized appreciation/(depreciation) on purchased options

The effect of Derivative Instruments on the Statement of Operations for the year ended June 30, 2021:

			Realized Gain	Change in Unrealized
Risk Type	Derivative	Location of Gain/Loss Derivatives	Derivatives	Depreciation on Derivatives
Futures Evolution Strategy Fund
Equity Risk	Options purchased	Net realized gain from purchased options	$14,764,851
Equity Risk		Net change in unrealized depreciation on purchased options		$(456,775)
Total			$14,764,851	$(456,775)

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

The notional value of the derivative instruments outstanding as of June 30, 2021 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for a Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Altegris Advisors, L.L.C., serves as the Fund’s investment advisor (the “Advisor”). The Advisor delegates management of the Futures Evolution Strategy Fund’s Fixed Income strategy portfolio to DoubleLine Capital, L.P., who serves as that Fund’s sub-advisor. Effective June 30, 2021, DoubleLine Capital, LP (“DoubleLine”) will no longer serve as a Sub-Adviser of the Altegris Futures Evolution Strategy Fund (“Fund”).

Pursuant to an advisory agreement with the Trust, on behalf of the Fund the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on each respective Fund’s average daily net assets computed at the following annual rates: 1.50% on the first $1 billion, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion, 1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $ 3 billion. Pursuant to a sub-advisory agreement between the Advisor and sub-advisor, the sub-advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets. The sub-advisor is paid by the Advisor not by the Fund. During the year ended June 30, 2021, the Advisor earned $3,023,996.

Pursuant to a written agreement (the “Waiver Agreement”) the Advisor has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2021, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses such as litigation expenses) will not exceed the amounts below (the “Expense Limitation”). The Board may terminate this expense reimbursement arrangement at any time upon 60 days’ notice to the Advisor.

Class A	Class C	Class I	Class N
1.94%	2.69%	1.69%	1.94%

During the year ended June 30, 2021, the Advisor waived $531,035 pursuant to the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses are subsequently lower than its respective Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the respective Expense Limitation. If the Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursement for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). Cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire as presented in the table below:

Jun-22	840,952
Jun-23	1,104,976
Jun-24	531,035
$2,476,963

The Trust, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Class N shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

service and/or distribution fee is calculated by the Funds at an annual rate of 0.25%, 1.00%, and 0.25% of the average daily net assets attributable to Class A, Class C and Class N shares, respectively. These fees are paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”) to provide compensation for ongoing distribution-related activities and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended June 30, 2021, pursuant to the Plans, the Funds incurred the following:

12b-1 Fees
Class A	$18,146
Class C	56,072
Class N	65,065

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class C shares. During the year ended June 30, 2021, the Distributor received underwriting commissions for sales of Class A and Class C shares, respectively. The amounts of underwriting commissions received from the Fund and retained by the Distributor are as follows:

	Received		Retained
	Class A	Class C	Class A	Class C
Futures Evolution Strategy Fund	$5,246	$386	$809	$60

The Fund is part of a series of Altegris Mutual Funds (“Family”) comprised of the Fund and Altegris/AACA Real Estate Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”): GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”): NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”): Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the respective Fund in which the short-term redemption fee occurs. For the year ended June 30, 2021, redemption fees for the Fund was as follows:

Class A	$612
Class C	5
Class I	4,621
Class N	401

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized Appreciation/
Tax Cost	Appreciation	Depreciation	Depreciation
$149,984,430	$819,499	$(19,156)	$800,343

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2021	June 30, 2020
Ordinary Income	$4,015,974	$5,848,820
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$4,015,974	$5,848,820

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$11,186,558	$—	$(5,942,442)	$(25,817,036)	$—	$800,343	$(19,772,577)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gain (loss) from investments, and accumulated net investment income (loss) is primarily attributable to the tax deferral of losses on wash sales, bonds with perpetual maturities, and adjustments for controlled foreign corporations held through the options issued from Nomura.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $5,942,442.

At June 30, 2021, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring		CLCF
Short-Term	Long-Term	Total	Utilized
$9,825,781	$15,991,255	$25,817,036	$—

Permanent book and tax differences, primarily attributable to differences in book and tax treatment of controlled foreign corporations held through the options issued from Nomura resulted in reclassifications for the Fund for the fiscal year ended June 30, 2021 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$3,607,526	$(3,607,526)

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund invests in other investment companies. Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk and high yield risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2021

investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses. The Fund may invest in investment companies. Such investments would subject the Fund to similar risks.

The performance of the Futures Evolution Strategy Fund will be directly affected by the performance of the DoubleLine Low Duration Bond Fund Class I. The financial statements of these Funds, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Futures Evolution Strategy Fund’s financial statements. As of June 30, 2021, the percentage of the Futures Evolution Strategy Fund invested in the DoubleLine Low Duration Bond Fund Class I was 70.6%.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Effective July 1, 2021, the fee table and expense example have been amended and restated. The management fee is now 1.15% on the first $1 billion, 1.05% on net assets greater than $1 billion and less than or equal to $1.5 billion, 0.95% on net assets greater than $1.5 billion and less than or equal to $2 billion and 0.90% on net assets greater than $2 billion and the expense caps for classes A, C, I and N are 1.59%, 2.34%, 1.34% and 1.59% respectively.

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7200 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of The Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Altegris Futures Evolution Strategy Fund (the “Fund”), one of the funds constituting the Northern Lights Fund Trust (the “Trust”), as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

August 30, 2021

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris Funds
EXPENSE EXAMPLES (Unaudited)
June 30, 2021

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning January 1, 2021 and ending June 30, 2021.

Actual Expenses

The “Actual Expenses” section of each table provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Futures Evolution Strategy Fund
	Annualized	Beginning	Ending Account	Expenses Paid
Actual	Expense	Account Value	Value	During Period *
Expenses	Ratio	1/1/2021	6/30/2021	1/1/21-6/30/21
Class A	1.94%	$1,000.00	$1,090.70	$10.06
Class C	2.69%	$1,000.00	$1,087.30	$13.92
Class I	1.69%	$1,000.00	$1,092.20	$8.77
Class N	1.94%	$1,000.00	$1,092.00	$10.06

Hypothetical	Annualized	Beginning	Ending Account	Expenses Paid
(5% return before	Expense	Account Value	Value	During Period *
expenses)	Ratio	1/1/2021	6/30/2021	1/1/21-6/30/21
Class A	1.94%	$1,000.00	$1,015.17	$9.69
Class C	2.69%	$1,000.00	$1,011.46	$13.42
Class I	1.69%	$1,000.00	$1,016.41	$8.45
Class N	1.94%	$1,000.00	$1,015.17	$9.69

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended June 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2021

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2021

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2021, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

6/30/21 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1- 877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N- PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C.	Gemini Fund Services, LLC
1200 Prospect Street, Suite 400	4221 North 203rd Street, Suite 100
La Jolla, CA 92037	Elkhorn, Nebraska 68022

ABOUT ALTEGRIS

Altegris is a pioneer in providing access to alternative sources of income and growth.

With one of the leading research and investment teams focused solely on alternatives, Altegris follows a disciplined process for identifying, evaluating, selecting and monitoring investment talent across a spectrum of alternative strategies.

For additional information, visit altegris.com

AltegrisFE-AR21

877.524.9441 | WWW.ALTEGRIS.COM

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $ 38,320

2020 - $ 99,000

2019 - $100,200

2018 - $100,590

2017 - $79,570

2016 - $83,430

(b)	Audit-Related Fees

2021 - None

2020 - None

2019 - None

2018 - None

2017 - None

2016 - None

(c)	Tax Fees

2021 - $10,150

2020 - $52,400

2019 - $29,760

2018 - $28,890

2017 - $28,890

2016 - $26,265

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

2019 - None

2018 - None

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2021    2020    2019    2018    2017

Audit-Related Fees:              100%  100%  100%  100%  100%

Tax Fees:                                 100%  100%  100%  100%  100%

All Other Fees:                      100%  100%  100%  100%  100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $10,150

2020 - $52,400

2019 - $29,760

2018 - $28,890

2017 - $28,890

2016 - $26,265

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 9/3/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 9/3/2021

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 9/3/2021